UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2026

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02.    Results of Operations and Financial Condition.
On August 5, 2026, Bioventus Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 27, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01.    Other Events.
As previously announced, following receipt of a recent unsolicited acquisition proposal from a party interested in acquiring the Company and multiple other expressions of interest, the Company’s Board of Directors (the “Board”) established a committee of independent directors, which, with the assistance of independent advisors, is evaluating a range of strategic alternatives, including but not limited to a sale of the Company or continued execution of the Company’s standalone plan, aimed at maximizing value for shareholders.
The Company has not set a timetable for completion of the strategic alternatives review process and there can be no assurance that the Company’s review will result in any transaction or other strategic outcome. The Company does not intend to disclose further developments unless and until the Board or the committee has approved a specific transaction or strategic action or otherwise determines that such disclosure is appropriate or required by law.
Legal Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements including the review of potential strategic alternatives; the potential outcomes, impact and timing thereof. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause our actual results to differ materially from those contemplated in this Current Report on Form 8-K include, but are not limited to: whether the objectives of the Company's strategic alternatives review process will be achieved; the terms, structure, timing, benefits and costs of any strategic transaction; whether any such transaction will be consummated at all; the risk that the strategic alternatives review process and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; the risk that the strategic alternatives review process could divert the attention and time of the Company’s management; the risk of costs or expenses resulting from the strategic alternatives review process; the risk of any litigation relating to the strategic alternatives review process; as well as the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”) which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of Bioventus’ website at https://ir.bioventus.com. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ materially from those set forth in the forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release Dated August 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: August 5, 2026	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel